UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07162

Western Asset High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2012

Semi-Annual Report

Western Asset High Income Fund Inc.
(HIF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Fund Inc.

Fund objectives

The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	IV

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	21

Statement of operations	22

Statements of changes in net assets	23

Financial highlights	24

Notes to financial statements	25

Additional shareholder information	42

Dividend reinvestment plan	43

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Fund Inc. for the six-month reporting period ended June 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special Shareholder Notice

In mid-April 2012, the Fund announced that its Board of Directors had approved changes to one of its investment policies. Under the previous investment policy, the Fund was restricted from entering into certain types of derivative transactions with counterparties other than those rated in the highest rating category of at least one nationally recognized rating organization. Effective April 17, 2012, the Fund adopted an amended investment policy which gives Legg Mason Partners Fund Advisor, LLC, the Fund’s investment advisor (“LMPFA”), or Western Asset Management Company, the Fund’s sub-adviser (“WAM”), the discretion to determine whether a particular counterparty in such transactions is creditworthy.

As a result of the credit crisis, many counterparties are no longer rated in the highest category. This made the Fund’s previous investment policy too prohibitive and did not allow the Fund the flexibility necessary to diversify its exposure in certain types of derivative transactions among various counterparties. The amended investment policy gives the Fund the ability to trade with counterparties with less than the highest credit rating as long as the counterparties are deemed creditworthy by LMPFA or WAM. Management believes the new policy will not materially increase risk for the Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com.

Western Asset High Income Fund Inc.	III

Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 27, 2012

IV	Western Asset High Income Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The preliminary estimate for GDP growth in the second quarter was 1.5%. Moderating growth was partially due to weaker consumer spending, which rose 1.5% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined over the next four months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May and was unchanged in June. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 5.4% on a seasonally adjusted basis in June 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $189,400 in June 2012, up 7.9% from June 2011. This marked the fourth consecutive month that home prices rose from a year earlier, the first such occurrence since February through May 2006. In addition, the inventory of unsold homes fell 3.2% in June versus the previous month.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in December 2011 it had a reading of 53.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector fluctuated during the first half of the period and was 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. In addition, whereas thirteen of the eighteen industries in the PMI grew in May, only seven expanded in June.

Western Asset High Income Fund Inc.	V

Market review

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 1.89%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first half of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March, as well as in April, May and early June, given renewed fears over the European sovereign debt crisis. On June 1, 2012, ten-year Treasuries closed at an all-time low of 1.47%. Yields then moved higher as the month progressed due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on June 30, 2012, two-year Treasury yields were 0.33% and ten-year Treasury yields were 1.67%.

Q. How did the Fed respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was often robust over the first half of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, fears related to the situation in Europe caused a number of spread sectors to weaken in April. While the spread sectors posted positive absolute returns in April, they generally lagged equal-durationv Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then rallied in June as investor sentiment improved. For the six months ended June 30, 2012, the Barclays U.S. Aggregate Indexvi returned 2.37%.

Q. How did the high-yield market perform over the six months ended June 30, 2012?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S.

VI	Western Asset High Income Fund Inc.

Investment commentary (cont’d)

Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during four of the six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. While the high-yield market faltered in March and May given increased risk aversion, they proved to be temporary setbacks. All told, the high-yield market gained 7.23% for the six months ended June 30, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A. After a strong start, the asset class gave back a portion of its gains in May. During much of the first four months of the period, emerging market debt was supported by solid growth in developing countries and overall strong demand. However, a confluence of events, including the European sovereign debt crisis, moderating growth in the U.S. and fears that China’s economy would experience a hard landing, caused the asset class to fall sharply in May 2012. The asset class then moved higher in June as investor risk appetite returned. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 7.45% over the six months ended June 30, 2012.

Performance review

For the six months ended June 30, 2012, Western Asset High Income Fund Inc. returned 7.66% based on its net asset value (“NAV”)ix and 9.11% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 7.23% and 7.45%, respectively, for the same period. The Lipper High Current Yield Closed-End Funds Category Averagex returned 8.07% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.37 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$9.16 (NAV)	7.66%†
$9.36 (Market Price)	9.11%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*	Total returns are based on changes in NAV or market price, respectively.

†	Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡	Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional

Western Asset High Income Fund Inc.	VII

information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 27, 2012

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i              Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii           The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii        The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv         The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v            Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi         The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii      The Barclays Corporate U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii   The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix          Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x             Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†        The bar graph above represents the composition of the Fund’s investments as of June 30, 2012 and December 31, 2011 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — June 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

______________________

80% B HY 2%,	—	80% of Barclays U.S. High Yield — 2% Issuer Cap Index and
20% JPM EMBI Global		20% of JPMorgan Emerging Markets Bond Index Global
EM	—	Emerging Markets
HIF	—	Western Asset High Income Fund Inc.
HY	—	High Yield
IG Credit	—	Investment Grade Credit

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

______________________

80% B HY 2%,	—	80% of Barclays U.S. High Yield — 2% Issuer Cap Index and
20% JPM EMBI Global		20% of JPMorgan Emerging Markets Bond Index Global
EM	—	Emerging Markets
HIF	—	Western Asset High Income Fund Inc.
HY	—	High Yield
IG Credit	—	Investment Grade Credit

4	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2012

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 85.4%
Consumer Discretionary — 16.9%
Automobiles — 1.0%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	400,000	$413,000
Escrow GCB General Motors	—	—	250,000	0	*(a)(b)(c)
Escrow GCB General Motors	—	—	435,000	0	*(a)(b)(c)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	50,000	54,938	(d)
Total Automobiles				467,938
Diversified Consumer Services — 1.2%
Realogy Corp., Senior Secured	7.625%	1/15/20	180,000	186,750	(d)
Service Corp. International, Senior Notes	7.500%	4/1/27	120,000	123,600
ServiceMaster Co., Senior Notes	8.000%	2/15/20	70,000	76,562	(d)
Sotheby’s, Senior Notes	7.750%	6/15/15	160,000	176,000
Total Diversified Consumer Services				562,912
Hotels, Restaurants & Leisure — 7.3%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	110,000	110,550	(d)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	121,578	100,837	(a)(b)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	40,000	41,400
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	160,000	161,200	(d)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	249,000	197,955
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	140,000	123,900
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	90,000	94,950	(d)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	130,000	131,787	(d)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	11.500%	1/15/17	245,581	271,981	(e)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	130,000	134,875	(d)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	115,985	107,286	(d)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	160,000	149,000	(d)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	63,000	61,110	(d)
Landry’s Inc., Senior Notes	9.375%	5/1/20	130,000	133,250	(d)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	120,000	122,700	(d)
MGM Resorts International, Senior Notes	5.875%	2/27/14	160,000	164,800

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	5

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	15,000	$16,988
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	40,000	45,100
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	410,000	360,800	(d)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	280,000	305,200
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	195,925
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	85,000	92,862
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	35,000	36,444	(d)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	240,000	249,000
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	45,000	45,394	(d)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	175,000	0	(a)(b)(c)(f)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	20,000	0	(a)(b)(c)(f)
Wok Acquisition Corp., Senior Notes	10.250%	6/30/20	50,000	51,750	(d)
Total Hotels, Restaurants & Leisure				3,507,044
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	130,000	137,475
Media — 4.7%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	50,000	52,000
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	64,850	72,470
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	200,000	224,000
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	40,000	30,600	(d)
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	170,000	176,800	(d)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	90,000	88,425	(d)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	10,000	9,625	(d)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000	21,550
DISH DBS Corp., Senior Notes	7.875%	9/1/19	45,000	52,087
DISH DBS Corp., Senior Notes	6.750%	6/1/21	60,000	65,100
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	70,000	77,175
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	130,000	140,400
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	140,000	146,475
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	130,000	111,150	(d)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	200,000	173,000	(d)

See Notes to Financial Statements.

6	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	100,000		$115,000
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	40,000		45,700
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	180,000		140,400	(d)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	50,000		50,625	(d)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	100,000		107,500	(d)
UPC Holding BV, Senior Notes	9.875%	4/15/18	65,000		71,500	(d)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	250,000	EUR	312,420	(d)
Total Media					2,284,002
Multiline Retail — 0.3%
Bon-Ton Stores Inc., Senior Notes	10.250%	3/15/14	50,000		42,500
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	130,000		120,900
Total Multiline Retail					163,400
Specialty Retail — 1.4%
American Greetings Corp., Senior Notes	7.375%	12/1/21	70,000		74,550
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	210,000		194,250	(d)
Gymboree Corp., Senior Notes	9.125%	12/1/18	80,000		74,600
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	110,000		117,426
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	104,000		111,671
Spencer Spirit Holdings Inc./Spencer Gifts LLC/ Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	90,000		93,600	(d)
Total Specialty Retail					666,097
Textiles, Apparel & Luxury Goods — 0.7%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	80,000		81,400	(d)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	245,000		260,009
Total Textiles, Apparel & Luxury Goods					341,409
Total Consumer Discretionary					8,130,277
Consumer Staples — 1.3%
Food & Staples Retailing — 0.3%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	160,000		169,200	(d)
Food Products — 0.6%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	60,000		62,550	(d)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	210,000		198,450	(d)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	23,000		26,364
Total Food Products					287,364
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	170,000		171,275
Total Consumer Staples					627,839

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	7

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 12.4%
Energy Equipment & Services — 2.4%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	70,000	$73,500
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	80,000	76,600	(d)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	245,000	246,225	(d)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	140,000	148,750
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	206,500	(d)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	20,000	21,100	(d)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	340,000	370,600
Total Energy Equipment & Services				1,143,275
Oil, Gas & Consumable Fuels — 10.0%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	180,000	172,800
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	180,000	186,300
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	100,000	100,750
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	40,000	40,300
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	70,000	71,400	(d)
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	110,000	107,388
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	110,000	117,700	(d)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	160,000	175,600
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	110,000	108,625
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	147,700
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	307,001	221,808	(b)(d)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	50,000	52,906
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	170,000	167,875	(d)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	143,325
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	100,000	108,469	(g)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	75,000	80,342	(g)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	220,000	191,400
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	150,000	147,969	(d)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	150,000	154,687	(d)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	140,000	151,967	(d)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	50,000	48,750	(d)

See Notes to Financial Statements.

8	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	50,000	$53,375
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	20,000	20,950
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	160,000	122,400
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	300,000	204,750
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	40,000	41,100
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	55,000	65,974
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	20,000	23,560
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	175,000	21,875	(d)(f)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	60,000	7,500	(d)(f)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	130,000	142,350
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	115,000	127,506
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	295,000	288,731
Samson Investment Co., Senior Notes	9.750%	2/15/20	260,000	259,025	(d)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	50,000	49,625
Teekay Corp., Senior Notes	8.500%	1/15/20	220,000	224,400
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	210,000	234,423	(d)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	100,000	89,750	(d)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	240,000	159,600	(d)
Total Oil, Gas & Consumable Fuels				4,834,955
Total Energy				5,978,230
Financials — 8.3%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	110,000	108,128
Commercial Banks — 2.0%
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	100,000	102,250	(d)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	180,000	213,341	(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	100,000	83,250	(d)(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	250,000	225,147	(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	120,000	97,200	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	140,000	140,604
Santander Issuances SAU, Notes	5.911%	6/20/16	100,000	92,799	(d)
Total Commercial Banks				954,591

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	9

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — 0.6%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	160,000		$157,800
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	100,000	EUR	132,561
Total Consumer Finance					290,361
Diversified Financial Services — 4.8%
Bank of America Corp., Senior Notes	6.500%	8/1/16	50,000		54,956
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	275,000		308,688
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	110,000		112,750
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	30,000		33,713
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	200,000		212,075	(g)(h)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	70,000		71,925
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	100,000		112,750
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	390,000		441,675
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	280,000		321,348
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	130,000		141,050	(d)(e)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		502,500	(d)(g)
Total Diversified Financial Services					2,313,430
Insurance — 0.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	100,000		121,017
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	9/30/12	40,000		33,396	(g)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	90,000		91,350	(d)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	60,000		66,900	(d)
Total Insurance					312,663
Total Financials					3,979,173
Health Care — 5.6%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	70,000		75,163	(e)
Health Care Providers & Services — 5.4%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	130,000		148,850
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	177,093		189,047	(e)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	110,000		116,875
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	90,000		97,200
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	230,000		246,100
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	455,000		402,675

See Notes to Financial Statements.

10	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Equipment & Supplies — continued
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	90,000	$93,375
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	100,000	103,375
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	80,000	89,300
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	140,000	161,525	(d)
HCA Inc., Senior Secured Notes	7.875%	2/15/20	275,000	306,625
INC Research LLC, Senior Notes	11.500%	7/15/19	70,000	68,250	(d)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	140,000	121,100	(d)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	40,000	40,700	(d)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	210,000	179,025
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	190,000	194,631
US Oncology Inc. Escrow	—	—	110,000	2,200	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	60,000	61,650
Total Health Care Providers & Services				2,622,503
Total Health Care				2,697,666
Industrials — 14.9%
Aerospace & Defense — 1.4%
Ducommun Inc., Senior Notes	9.750%	7/15/18	90,000	95,175
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	250,000	270,625
Triumph Group Inc., Senior Notes	8.625%	7/15/18	70,000	78,050
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	205,000	222,425	(d)
Total Aerospace & Defense				666,275
Airlines — 2.0%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	74,427	73,682	(d)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	11,730	12,785
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	98,151	99,133
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	410,000	424,350	(d)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	81,527	82,448
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	32,006	34,086
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	51,000	54,124	(d)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	168,000	174,090	(d)
Total Airlines				954,698

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	11

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 0.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	124,600	$114,943	(a)(d)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	220,000	235,950	(d)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	106,500	(d)
Total Building Products				457,393
Commercial Services & Supplies — 2.5%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	260,000	230,100	(d)
American Reprographics Co., Senior Notes	10.500%	12/15/16	190,000	191,900
Cenveo Corp., Secured Notes	8.875%	2/1/18	80,000	72,000
Geo Group Inc., Senior Notes	7.750%	10/15/17	155,000	166,625
JM Huber Corp., Senior Notes	9.875%	11/1/19	80,000	86,400	(d)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	250,000	241,250	(d)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	80,000	85,600
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	130,000	136,175	(d)
Total Commercial Services & Supplies				1,210,050
Construction & Engineering — 0.8%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	150,000	133,500	(d)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	220,000	232,826	(d)
Total Construction & Engineering				366,326
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	170,000	165,750	(d)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	120,000	135,150
Machinery — 0.7%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	220,000	231,550	(d)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	120,000	120,900	(d)
Total Machinery				352,450
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	129,500	123,025	(d)(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	90,000	88,425	(d)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	290,000	271,150
Total Marine				482,600
Road & Rail — 2.3%
Florida East Coast Holdings Corp., Senior Notes	11.250%	8/1/17	373,713	319,525	(e)
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	230,000	229,712	(d)

See Notes to Financial Statements.

12	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — continued
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	$127,095
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	180,000	202,284
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	200,000	220,000
Total Road & Rail				1,098,616
Trading Companies & Distributors — 0.9%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	140,000	140,000	(d)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	260,000	273,000	(d)
Total Trading Companies & Distributors				413,000
Transportation — 1.5%
CMA CGM, Senior Notes	8.500%	4/15/17	280,000	155,400	(d)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	250,000	228,750	(d)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	330,000	330,000	(d)
Total Transportation				714,150
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	150,000	155,250	(d)
Total Industrials				7,171,708
Information Technology — 2.7%
Communications Equipment — 0.4%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	285,000	195,225
Electronic Equipment, Instruments & Components — 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	280,000	320,600	(d)
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	90,000	94,500	(d)
IT Services — 1.3%
Ceridian Corp., Senior Secured Notes	8.875%	7/15/19	60,000	62,250	(d)
First Data Corp., Senior Notes	10.550%	9/24/15	402,872	413,951
First Data Corp., Senior Notes	11.250%	3/31/16	40,000	37,900
First Data Corp., Senior Notes	12.625%	1/15/21	100,000	100,625
SRA International Inc., Senior Notes	11.000%	10/1/19	20,000	20,200
Total IT Services				634,926
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	66,000	69,795
Total Information Technology				1,315,046
Materials — 8.2%
Chemicals — 0.7%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	110,000	123,200	(d)

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	13

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	100,000		$106,000	(d)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	93,000	EUR	104,157	(d)
Total Chemicals					333,357
Containers & Packaging — 2.3%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		211,000	(d)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	120,000		120,600	(d)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	220,000		223,300
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	310,000		310,775	(d)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	210,000		219,450	(d)
Total Containers & Packaging					1,085,125
Metals & Mining — 4.2%
Evraz Group SA, Notes	9.500%	4/24/18	100,000		107,900	(d)
Evraz Group SA, Senior Notes	9.500%	4/24/18	100,000		107,900	(d)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	60,000		61,500	(d)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	230,000		244,950	(d)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	360,000		225,000	(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	80,000		55,200	(d)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	150,000		149,250	(d)
Novelis Inc., Senior Notes	8.750%	12/15/20	100,000		108,250
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	110,000		114,125	(d)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	280,000		147,000
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	90,000		86,062	(d)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	180,000		178,200
Vale Overseas Ltd., Notes	8.250%	1/17/34	62,000		79,741
Vale Overseas Ltd., Notes	6.875%	11/21/36	68,000		79,217
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000		103,880	(d)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	200,000		189,240	(d)
Total Metals & Mining					2,037,415
Paper & Forest Products — 1.0%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	90,000		96,750	(d)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	176,000		188,760
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	90,000		91,238	(d)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	28,000		21,420	(d)

See Notes to Financial Statements.

14	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	180,000	$72,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	36,000	17,100
Total Paper & Forest Products				487,268
Total Materials				3,943,165
Telecommunication Services — 8.0%
Diversified Telecommunication Services — 4.8%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	250,000	166,250	(d)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	8,000	5,360	(d)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	15,000	12,412
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	130,000	139,100	(d)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	100,000	107,250	(d)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	15,000	15,750
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	200,000	211,000
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	60,000	63,750
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	300,000	310,125
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	150,000	158,250
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	170,000	186,150
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	130,000	136,321	(d)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	103,852	(d)
West Corp., Senior Notes	8.625%	10/1/18	160,000	170,400
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	130,000	105,625	(d)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	330,000	227,700	(d)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	200,000	206,000
Total Diversified Telecommunication Services				2,325,295
Wireless Telecommunication Services — 3.2%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	20,000	20,850
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	140,000	138,250
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	220,000	178,200
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	480,000	439,200
Sprint Nextel Corp.	6.000%	12/1/16	90,000	86,625
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	300,000	336,000	(d)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	155,000	168,950
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	188,388	(d)
Total Wireless Telecommunication Services				1,556,463
Total Telecommunication Services				3,881,758

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	15

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 7.1%
Electric Utilities — 3.3%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	280,000	$301,000
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	150,000	132,000	(d)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Secured Notes	11.750%	3/1/22	350,000	361,375	(d)
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	39,618	39,023
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	99,213	94,749
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	440,000	418,000
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	90,000	23,625
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	330,000	226,875	(d)
Total Electric Utilities				1,596,647
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	120,000	125,400
Independent Power Producers & Energy Traders — 3.6%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	110,000	113,025	(d)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	20,000	22,150	(d)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	20,000	21,700	(d)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	280,000	306,600	(d)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	108,018	(d)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	99,200	(f)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	170,000	96,475
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	125,000	136,562
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	170,000	170,850	(d)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	340,000	342,125	(d)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	290,000	259,550
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	48,715	49,689
Total Independent Power Producers & Energy Traders				1,725,944
Total Utilities				3,447,991
Total Corporate Bonds & Notes (Cost — $40,980,198)				41,172,853
Collateralized Senior Loans — 2.4%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	118,800	118,800	(i)

See Notes to Financial Statements.

16	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Energy — 1.3%
Oil, Gas & Consumable Fuels — 1.3%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	610,000		$605,425	(i)
Financials — 0.5%
Capital Markets — 0.5%
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	250,000		247,500	(i)
Industrials — 0.1%
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	19,739		19,739	(a)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	34,754		34,754	(a)(j)
Total Industrials					54,493
Information Technology — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	92,400		89,571	(i)
Utilities — 0.1%
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.741%	10/10/17	95,155		57,084	(i)
Total Collateralized Senior Loans (Cost — $1,169,697)					1,172,873
Convertible Bonds & Notes — 0.8%
Consumer Discretionary — 0.7%
Diversified Consumer Services — 0.7%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	420,000		344,400	(d)
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	40,000		32,800
Total Convertible Bonds & Notes (Cost — $310,216)					377,200
Sovereign Bonds — 4.6%
Argentina — 0.7%
Republic of Argentina, GDP Linked Securities, Senior Bonds	4.383%	12/15/35	65,000		6,663	(g)(k)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	358,000		317,258
Republic of Argentina, Senior Bonds	7.000%	10/3/15	26,000		19,741
Republic of Argentina, Senior Notes	8.750%	6/2/17	25,000		21,625
Total Argentina					365,287
Brazil — 0.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	43,000	BRL	21,998
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	472,000	BRL	241,308
Total Brazil					263,306
Colombia — 0.3%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000		131,250

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	17

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
India — 0.3%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	140,000		$126,000	(d)(g)
Indonesia — 0.5%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	539,000,000	IDR	73,760
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	297,000,000	IDR	43,649
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	378,000,000	IDR	53,517
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	408,000,000	IDR	56,815
Total Indonesia					227,741
Peru — 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	186,000	PEN	82,913
Russia — 0.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	140,000		148,400	(d)
Turkey — 0.9%
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000		14,100
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000		444,012
Total Turkey					458,112
Venezuela — 0.9%
Bolivarian Republic of Venezuela	5.750%	2/26/16	386,000		333,890	(d)
Bolivarian Republic of Venezuela	7.650%	4/21/25	16,000		11,120
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	53,000		41,075
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	28,000		28,980
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	12,000		11,940
Total Venezuela					427,005
Total Sovereign Bonds (Cost — $2,211,719)					2,230,014

			Shares
Common Stocks — 2.1%
Consumer Discretionary — 1.1%
Automobiles — 0.0%
Motors Liquidation Co. GUC Trust			2		24	*
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			8,531		17,062	*(a)(b)
Media — 1.1%
Charter Communications Inc., Class A Shares			7,415		525,501	*
Total Consumer Discretionary					542,587

See Notes to Financial Statements.

18	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Income Fund Inc.

Security			Shares	Value
Energy — 0.4%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.			23,996,707	$182,207	*(a)(b)
Industrials — 0.6%
Marine — 0.6%
DeepOcean Group Holding AS			9,303	158,151	*(b)
Horizon Lines Inc., Class A Shares			72,502	136,304	*
Total Industrials				294,455
Total Common Stocks (Cost — $854,428)				1,019,249

	Rate
Convertible Preferred Stocks — 0.4%
Financials — 0.4%
Diversified Financial Services — 0.4%
Citigroup Inc. (Cost — $206,395)	7.500%		2,000	171,120
Preferred Stocks — 2.1%
Financials — 2.0%
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%		17,381	418,013	(g)
Diversified Financial Services — 1.1%
Citigroup Capital XII	8.500%		13,200	330,792	(g)
Citigroup Capital XIII	7.875%		7,225	197,170	(g)
Total Diversified Financial Services				527,962
Total Financials				945,975
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		434	42,966	(b)(d)(g)
Total Preferred Stocks (Cost — $971,318)				988,941

		Expiration Date	Notional Amount†
Purchased Options — 0.1%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $92.00		9/19/12	2,352,000	33,312
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $93.00		7/18/12	992,000	2,785
Total Purchased Options (Cost — $98,786)				36,097

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	19

Western Asset High Income Fund Inc.

Security	Expiration Date	Warrants	Value
Warrants — 0.1%
Buffets Restaurant Holdings	4/28/14	168	$2	*(a)(b)
Charter Communications Inc.	11/30/14	209	4,529	*(b)
Jack Cooper Holdings Corp.	12/15/17	210	16,800	*(b)
Jack Cooper Holdings Corp.	5/6/18	97	7,760	*(b)
Nortek Inc.	12/7/14	339	1,695	*(a)(b)
SemGroup Corp.	11/30/14	912	8,253	*(a)
Total Warrants (Cost — $10,043)			39,039
Total Investments — 98.0% (Cost — $46,812,800#)			47,207,386
Other Assets in Excess of Liabilities — 2.0%			978,204
Total Net Assets — 100.0%			$48,185,590

†             Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*            Non-income producing security.

(a)         Illiquid security.

(b)        Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)         Value is less than $1.

(d)        Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)         Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)           The coupon payment on these securities is currently in default as of June 30, 2012.

(g)        Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)        Security has no maturity date. The date shown represents the next call date.

(i)          Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)          All or a portion of this loan is unfunded as of June 30, 2012. The interest rate for fully unfunded term loans is to be determined.

(k)        The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.

#            Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

See Notes to Financial Statements.

20	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Income Fund Inc.

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Amount†	Value
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	9/19/12	$87.00	2,352,000	$12,586
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	7/18/12	88.00	992,000	324
Total Written Options (Premiums received — $42,485)				$12,910

†  Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

June 30, 2012

Assets:
Investments, at value (Cost — $46,812,800)	$47,207,386
Foreign currency, at value (Cost — $8,315)	8,229
Cash	253,931
Interest and dividends receivable	1,098,821
Swaps, at value (premiums paid — $49,242)	40,532
Deposits with brokers for open futures contracts	24,000
Unrealized appreciation on forward foreign currency contracts	18,814
Receivable from broker — variation margin on open futures contracts	3,586
Prepaid expenses	19,976
Total Assets	48,675,275

Liabilities:
Payable for securities purchased	382,723
Investment management fee payable	27,357
Written options, at value (premiums received — $42,485)	12,910
Accrued foreign capital gains tax	3,255
Payable for open swap contracts	2,085
Accrued expenses	61,355
Total Liabilities	489,685
Total Net Assets	$48,185,590

Net Assets:
Par value ($0.001 par value; 5,259,140 shares issued and outstanding; 100,000,000 shares authorized)	$ 5,259
Paid-in capital in excess of par value	57,178,356
Overdistributed net investment income	(104,463)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(9,318,770)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	425,208
Total Net Assets	$48,185,590

Shares Outstanding	5,259,140

Net Asset Value	$9.16

See Notes to Financial Statements.

22	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income:
Interest	$2,156,521
Dividends	46,290
Less: Foreign taxes withheld	(1,812)
Total Investment Income	2,200,999

Expenses:
Investment management fee (Note 2)	167,453
Audit and tax	37,170
Transfer agent fees	32,393
Shareholder reports	19,142
Stock exchange listing fees	7,070
Legal fees	5,808
Directors’ fees	4,221
Custody fees	2,337
Fund accounting fees	2,292
Insurance	1,030
Miscellaneous expenses	3,431
Total Expenses	282,347
Net Investment Income	1,918,652

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	216,178
Futures contracts	(24,101)
Written options	119,337
Swap contracts	2,003
Foreign currency transactions	35,463
Net Realized Gain	348,880
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,263,594
Futures contracts	4,382
Written options	29,575
Swap contracts	(8,710)
Foreign currencies	(12,062)
Change in Net Unrealized Appreciation (Depreciation)	1,276,779
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	1,625,659
Increase in Net Assets From Operations	$3,544,311

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	23

Statements of changes in net assets

For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011	2012	2011

Operations:
Net investment income	$ 1,918,652	$ 3,834,390
Net realized gain (loss)	348,880	(154,339)
Change in net unrealized appreciation (depreciation)	1,276,779	(2,693,486)
Increase in Net Assets From Operations	3,544,311	986,565

Distributions to Shareholders From (Note 1):
Net investment income	(1,952,879)	(4,438,049)
Decrease in Net Assets From Distributions to Shareholders	(1,952,879)	(4,438,049)

Fund Share Transactions:
Reinvestment of distributions (16,511 and 38,188 shares issued, respectively)	152,544	360,083
Increase in Net Assets From Fund Share Transactions	152,544	360,083
Increase (Decrease) in Net Assets	1,743,976	(3,091,401)

Net Assets:
Beginning of period	46,441,614	49,533,015
End of period*	$48,185,590	$46,441,614
* Includes overdistributed net investment income of:	$ (104,463)	$ (70,236)

See Notes to Financial Statements.

24	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2012[1,2]		2011[1]	2010	2009	2008	2007

Net asset value, beginning of period	$8.86		$9.52	$9.07	$6.41	$10.19	$10.88

Income (loss) from operations:
Net investment income	0.37		0.73	0.81	0.90	0.86	0.79
Net realized and unrealized gain (loss)	0.30		(0.54)	0.54	2.64	(3.81)	(0.74)
Total income (loss) from operations	0.67		0.19	1.35	3.54	(2.95)	0.05

Less distributions from:
Net investment income	(0.37)		(0.85)	(0.90)	(0.88)	(0.83)	(0.74)
Total distributions	(0.37)		(0.85)	(0.90)	(0.88)	(0.83)	(0.74)

Net asset value, end of period	$9.16		$8.86	$9.52	$9.07	$6.41	$10.19

Market price, end of period	$9.36		$8.93	$10.05	$9.23	$5.96	$8.99
Total return, based on NAV[3,4]	7.66%		1.90%	15.67%	58.66%	(30.63)%	0.37%
Total return, based on market price[5]	9.11%		(2.80)%	19.79%	73.50%	(26.23)%	(1.64)%

Net assets, end of period (000s)	$48,186		$46,442	$49,533	$46,927	$32,967	$52,400

Ratios to average net assets:
Gross expenses	1.18%	[6]	1.11%	1.16%	1.31%	1.22%	1.09%
Net expenses[7]	1.18	[6]	1.11	1.16	1.31	1.22	1.09
Net investment income	8.02	[6]	7.84	8.75	11.76	9.61	7.40

Portfolio turnover rate	36%		58%	92%	78%	46%	78%

1              Per share amounts have been calculated using the average shares method.

2              For the six months ended June 30, 2012 (unaudited).

3              Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4              The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5              The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6              Annualized.

7              The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these

26	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	27

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$40,850,208	$322,645	$41,172,853
Collateralized senior loans	—	1,172,873	—	1,172,873
Convertible bonds & notes	—	377,200	—	377,200
Sovereign bonds	—	2,230,014	—	2,230,014
Common stocks:
Consumer discretionary	$ 525,525	—	17,062	542,587
Energy	—	—	182,207	182,207
Industrials	136,304	158,151	—	294,455
Convertible preferred stocks	171,120	—	—	171,120
Preferred stocks:
Financials	945,975	—	—	945,975
Industrials	—	42,966	—	42,966
Purchased options	—	36,097	—	36,097
Warrants	—	37,342	1,697	39,039
Total investments	$1,778,924	$44,904,851	$ 523,611	$47,207,386
Other financial instruments:
Forward foreign currency contracts	—	$ 18,814	—	$ 18,814
Credit default swaps on credit indices — buy protection‡	—	40,532	—	40,532
Total other financial instruments	—	$ 59,346	—	$ 59,346
Total	$1,778,924	$44,964,197	$ 523,611	$47,266,732

28	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$12,910	—	$12,910
Futures contracts	$4,165	—	—	4,165
Total	$4,165	$12,910	—	$17,075

†             See Schedule of Investments for additional detailed categorizations.

‡             Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Common Stocks			Preferred Stocks
Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Consumer Discretionary	Energy	Industrials	Industrials	Warrants	Total
Balance as of December 31, 2011	$ 578,591	$ 220,000	—	$ 206,218	$ 158,151	$ 43,400	$ 25,202	$1,231,562
Accrued premiums/ discounts	1,432	—	—	—	—	—	—	1,432
Realized gain (loss)	—	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	(12,182)	—	—	(40,153)	—	(434)	9,308	(43,461)
Purchases	104,516	—	$17,062	16,142	—	—	—	137,720
Sales	(120,000)	(220,000)	—	—	—	—	—	(340,000)
Transfers into Level 3	—	—	—	—	—	—	—	—
Transfers out of Level 3[2]	(229,712)	—	—	—	(158,151)	(42,966)	(32,813)	(463,642)
Balance as of June 30, 2012	$ 322,645	—	$17,062	$182,207	—	—	$ 1,697	$ 523,611
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012[1]	$ (19,533)	—	—	$ (40,153)	—	—	$ 780	$ (58,906)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1              This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	29

2              Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

30	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	31

yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

32	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For average notional amounts of swaps held during the six months ended June 30, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	33

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such

34	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	35

bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2012, the Fund held written options with credit related contingent features which had a liability position of $12,910. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

36	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of June 30, 2012, there were $3,255 of capital gains tax liabilities accrued on unrealized gains.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Singapore and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Singapore and Western Asset Limited do not receive any compensation from the Fund.

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	37

Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on the assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$17,133,458
Sales	16,736,228

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 2,890,842
Gross unrealized depreciation	(2,496,256)
Net unrealized appreciation	$ 394,586

During the six months ended June 30, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	$16,182,100	$ 249,034
Options closed	(8,192,800)	(163,856)
Options exercised	—	—
Options expired	(4,645,300)	(42,693)
Written options, outstanding as of June 30, 2012	$ 3,344,000	$ 42,485

At June 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Notes	17	9/12	$2,103,304	$2,107,469	$ (4,165)

At June 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	400,000	$506,394	8/16/12	$18,814

38	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At June 30, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$ 480,000	12/20/16	5.000% quarterly	$ 11,409	$ 12,732	$(1,323)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	192,000	12/20/16	5.000% quarterly	4,564	5,315	(751)
BNP Paribas (MARKIT CDX.NA.HY.18 Index)	693,000	6/20/17	5.000% quarterly	24,559	31,195	(6,636)
Total	$1,365,000			$ 40,532	$ 49,242	$(8,710)

1              If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2              The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3              The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†              Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2012.

ASSET DERIVATIVES[1]

	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$36,097	$36,097
Swap contracts[3]	—	40,532	40,532
Forward foreign currency contracts	$18,814	—	18,814
Total	$18,814	$76,629	$95,443

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	39

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	—	$12,910	$12,910
Futures contracts[4]	$4,165	—	4,165
Total	$4,165	$12,910	$17,075

1        Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2        Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

3        Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

4        Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$ (8,877)	$ (8,877)
Written options	—	—	119,337	119,337
Futures contracts	$(24,101)	—	—	(24,101)
Swap contracts	—	—	2,003	2,003
Forward foreign currency contracts	—	$40,981	—	40,981
Total	$(24,101)	$40,981	$112,463	$129,343

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$(62,689)	$(62,689)
Written options	—	—	29,575	29,575
Futures contracts	$4,382	—	—	4,382
Swap contracts	—	—	(8,710)	(8,710)
Forward foreign currency contracts	—	$(14,998)	—	(14,998)
Total	$4,382	$(14,998)	$(41,824)	$(52,440)

40	Western Asset High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended June 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 80,630
Written options	63,730
Futures contracts (to sell)	2,100,638
Forward foreign currency contracts (to buy)†	19,540
Forward foreign currency contracts (to sell)	589,287

Average Notional Balance
Credit default swap contracts (to buy protection)	$1,051,286

†   At June 30, 2012, there were no open positions held in this derivative.

5. Distributions subsequent to June 30, 2012

On May 10, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0595 per share, payable on June 29, 2012, July 27, 2012 and August 31, 2012 to shareholders of record on June 22, 2012, July 20, 2012 and August 24, 2012, respectively. The July and August record date distributions were made subsequent to the period end of this report.

On August 8, 2012, the Board declared three distributions, each in the amount of $0.0595 per share, payable on September 28, 2012, October 26, 2012 and November 30, 2012 to shareholders of record on September 21, 2012, October 19, 2012 and November 23, 2012, respectively.

6. Capital loss carryforward

As of December 31, 2011, the Fund had a net capital loss carryforward of approximately $9,618,000, of which $222,420 does not expire, $2,400,268 expires in 2016 and $6,995,312 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward the capital losses of $222,420 for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04

Western Asset High Income Fund Inc. 2012 Semi-Annual Report	41

establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

42	Western Asset High Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Fund Inc. was held on April 27, 2012 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	4,533,754	63,345
Paolo M. Cucchi	4,516,965	80,134
R. Jay Gerken	4,535,969	61,130

At June 30, 2012, in addition to Carol L. Colman, Paolo M. Cucchi and R. Jay Gerken the other Directors of the Fund were as follows:

Daniel P. Cronin
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

Western Asset High Income Fund Inc.	43

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the SEC the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”) shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare a distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the

44	Western Asset High Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant or any distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the

Western Asset High Income Fund Inc.	45

participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset

High Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken
President and Chief Executive Officer

Richard F. Sennett
Principal Financial Officer

Ted P. Becker
Chief Compliance Officer

Vanessa A. Williams
Identity Theft Prevention Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Thomas C. Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

Western Asset High Income Fund Inc.

620 Eighth Avenue
49th Floor
New York, NY 10018

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol

HIF

Legg Mason Funds Privacy and
Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•       Personal information included on applications or other forms;

•       Account balances, transactions, and mutual fund holdings and positions;

•       Online account access user IDs, passwords, security challenge question responses; and

•       Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•       Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•       Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•       The Funds’ representatives such as legal counsel, accountants and auditors; and

•       Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and
Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Fund Inc.

Western Asset High Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase at market prices shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX010084 8/12 SR12-1732

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset High Income Fund Inc.

Date:	August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset High Income Fund Inc.

Date:	August 23, 2012

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset High Income Fund Inc.

Date:	August 23, 2012